SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report - July 20, 2005
                        ORRSTOWN FINANCIAL SERVICES, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

 Pennsylvania                33-18888                        23-2530374
----------------         -----------------                 -------------
(State or other           (Commission File                 (IRS Employer
jurisdiction of                Number)                    Identification
incorporation)                                                 Number)


77 East King Street
P. O. Box 250, Shippensburg, Pennsylvania                       17257
-----------------------------------------                   ------------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:       (717) 532-6114
                                                          --------------



                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

















                           Page 1 of 7 Numbered Pages
                        Index to Exhibits Found on Page 5
Item 1.01 Entry Into Material Agreements.

          Not Applicable.

Item 1.02 Termination of Material Agreement.

          Not Applicable.

Item 1.03 Bankruptcy.

          Not Applicable.

Item 2.01 Acquisition - Disposition of Assets.

          Not Applicable.

Item 2.02 Result of Operations - Financial Condition.

          Orrstown Financial Services, Inc., the parent company of Orrstown Bank, has announced record second quarter 2005 earnings of $ 2,560,000, or $ .45 per fully diluted share versus $ 1,891,000, or $ .34 per share for the second quarter of 2004.

Item 2.03 Financial Obligations - Off-Balance Sheet.

          Not Applicable.

Item 2.04 Acceleration of Financial Obligations.

          Not Applicable.

Item 2.05 Exit or Disposal Activities

          Not Applicable.

Item 2.06 Material Impairments

          Not Applicable.

Item 3.01 Notice of Delisting or Noncompliance

          Not Applicable.

Item 3.02 Unregistered Sale of Securities

          Not Applicable.

Item 3.03 Modification of Shareholder Rights.

          Not Applicable.

Item 4.01 Change in Accountants.

          Not Applicable.

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                 Index to Exhibits Found on Page 5

Item 4.02 Non-Reliance on Financial Statements.

          Not Applicable.

Item 5.01 Change in Control.

          Not Applicable.

Item 5.02 Resignation of Directors - Principal Officers.

          Not Applicable.

Item 5.03 By-Law Amendments - Change in Fiscal Year.

          Not Applicable.

Item 5.04 Suspension of Trading - Employee Benefit Plans.

          Not Applicable.

Item 5.05 Code of Ethics.

          Not Applicable.

Item 7.01 Regulation FD.

          Not Applicable.

Item 8.01 Voluntary Disclosure of Other Events.

          Not Applicable.

Item 9.01. Exhibits

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibit:

               99   News Release, dated July 20, 2005 of Orrstown
                    Financial Services, Inc.










                    Page 3 of 7 Numbered Pages
                 Index to Exhibits Found on Page 5

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              ORRSTOWN FINANCIAL SERVICES, INC.
                              (Registrant)


Dated:  July 20, 2005         /S/Bradley S. Everly
                              -----------------------------
                              Bradley S. Everly
                              Senior Vice President & CFO
                              Chief Financial Officer






































                    Page 4 of 7 Numbered Pages
                 Index to Exhibits Found on Page 5



                           EXHIBIT INDEX


                                                        Page
Number
                                                        In
Manually
 Exhibit                                               Signed
Original

   99             News Release, dated July 20, 2005,
                  of Orrstown Financial Services,
                  Inc.                                        6










































                    Page 5 of 7 Numbered Pages
                 Index to Exhibits Found on Page 5
                                             Exhibit 99

           Orrstown Financial Services, Inc.


FOR IMMEDIATE RELEASE                                     CONTACT:
                                       Robert J. Gentry
                                         Vice President
                                  Director of Marketing
                                     717-530-3545 Phone
                                       717-530-5664 Fax

        Reports Record Second Quarter Earnings

      Shippensburg,  PA  (July  20,  2005)  -  Orrstown
Financial  Services, Inc. (OTC Bulletin  Board:  ORRF),
the  parent  company  of Orrstown Bank,  has  announced
record  second quarter 2005 earnings of $2,560,000,  or
$.45 per fully diluted share versus $1,891,000, or $.34
per  share  for  the  second  quarter  of  2004.   This
represents a 35.4% increase in second quarter  earnings
compared  to  the prior year, and is a  17.9%  increase
over  first quarter 2005 results.  Net income  for  the
six  months  ended June 30, 2005 was $4,731,000,  or  a
28.0%  increase  over the $3,697,000  earned  in  2004.
Earnings  per  diluted share grew 25.4% from  $.67  per
share for the first six months of 2004 to $.84 for  the
first half of 2005.
     The 2005 second quarter cash dividend was $.14 per
share versus $.1143 per share during the second quarter
of  2004,  which reflects a 22.5% increase.   Dividends
declared for the six months ended June 30, 2005 totaled
$.2733  per share versus $.2286 per share for the  same
period in 2004, or an increase of 19.6%.  All per share
amounts  have  been  restated to  reflect  a  5%  stock
dividend paid June 29, 2005.
      Return  on  average assets and return on  average
equity  were  1.90%  and 19.73%  respectively  for  the
second   quarter  of  2005  versus  1.55%  and   16.62%
respectively for the second quarter of 2004.
      Net interest income rose $1,789,000, or 19.7%  to
$10,854,000  during  the  first  half  of  2005  versus
$9,065,000 during the first half of 2004.  Non-interest
income,   excluding   securities   transactions,   rose
$964,000,  or 29.7% to $4,210,000 during the first  six
months  of 2005 versus the $3,246,000 generated a  year
earlier.
      According to Kenneth R. Shoemaker, President  and
Chief Executive Officer, "We are very pleased with both
the  growth and earnings momentum we are achieving this
year.  We  believe  that our commitment  to  delivering
unparalleled service to those in our market, who expect
and  value  this  level of dedication, is  driving  our
success.  These results affirm our success in executing
this strategy."
                       -- MORE -
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           Index to Exhibits Found on Page 5
       With  over  $570  million  in  assets,  Orrstown
Financial  Services, Inc. and its subsidiary,  Orrstown
Bank,  provide  a full range of consumer  and  business
financial services through thirteen banking offices and
three  remote service facilities located in  Cumberland
and   Franklin  Counties  of  Pennsylvania.    Orrstown
Financial Services, Inc.'s stock is traded in the over-the-counter market under the symbol ORRF.

A summary of financial highlights follows:

For Quarter Ended:              June 30, 2005  June 30, 2004       % Change
Net Income                         $2,560,000     $1,891,000        + 35.4%
Primary Earnings Per Share               $.48           $.35        + 37.1%
Diluted Earnings Per Share               $.45           $.34        + 32.4%
Dividends Per Share                      $.14         $.1143        + 22.5%
Return on Assets                        1.90%          1.55%
Return on Equity                       19.73%         16.62%

For Six Months Ended:           June 30, 2005  June 30, 2004       % Change
Net Income                         $4,731,000     $3,697,000        + 28.0%
Primary Earnings Per Share               $.88           $.69        + 27.5%
Diluted Earnings Per Share               $.84           $.67        + 25.4%
Dividends Per Share                    $.2733         $.2286        + 19.6%
Return on Assets                        1.80%          1.55%
Return on Equity                       18.61%         16.55%

Balance Sheet Highlights:       June 30, 2005  June 30, 2004       % Change
Assets                           $574,019,000   $492,036,000        + 16.7%
Loans, Gross                     $424,252,000   $372,533,000        + 13.9%
Deposits                         $453,446,000   $388,320,000        + 16.8%
Equity                          $  53,076,000  $  45,532,000        + 16.6%

Certain  statements  in  this  release  may  constitute
"forward   looking   statements"  under   the   Private
Securities Litigation Reform Act of 1995, which involve
risk  and  uncertainties.  Orrstown Financial's  actual
results  may  differ  significantly  from  the  results
discussed in such forward-looking statements.   Factors
that might cause such a difference include, but are not
limited  to,  economic conditions, competition  in  the
geographic   and  business  areas  in  which   Orrstown
Financial  conducts  its  operations,  fluctuations  in
interest   rates,   credit  quality,   and   government
regulation.

                         # # #
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